Dreyfus Equity

Income Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             Equity Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Equity Income Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

At a meeting of your fund's Board of Trustees held on May 3, 2000, the Board approved a proposal to liquidate the fund, effective on June 30, 2000. Your fund' s Board approved this proposal because the fund has attracted very few investors and is small in asset size, making efficient portfolio management difficult. As a result, this is the fund's final shareholder report.

We appreciate your confidence and investment in the fund, and hope to be able to serve your investment needs in the future.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Senior Portfolio Manager

How did Dreyfus Equity Income Fund perform relative  to its benchmark?

For the six-month period ended April 30, 2000, the fund's total return was 4.71%
 . (1) For the same period, the total return of the Russell 1000 Value Index, the fund's benchmark, was -0.99%.(2)

We attribute the fund' s performance largely to our technology holdings and above-average returns from investments in a variety of traditionally value-oriented sectors. We are especially pleased with these results in light of our distinctive strategy and objective, which is designed to cushion investors from declines in the stock market while providing income from stock dividends and offering the potential to benefit from advances in the market.

What was the fund's investment approach over the period?

Dreyfus   Equity   Income   Fund  invested  primarily  in  carefully  selected,
value-oriented companies that pay above-average dividends relative to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). We believe that investing in dividend-paying stocks offers a more conservative approach to equity investing because the prices of high dividend-paying stocks may decline less than other stocks in falling markets. In effect, the stocks' dividend yields may provide a cushion against declines that other stocks do not enjoy.

We have selected investments one stock and one company at a time. Our investment process begins with computerized, quantitative analysis to identify dividend-paying stocks that meet our definition of value -- those that appear underpriced in relation to the company's intrinsic value. Then, among the stocks that have passed our value screens, we focused on companies that we believed were best positioned to grow in the current market environment. Our team of experienced
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

analysts examined the fundamentals of each top-ranked candidate, providing additional information to help the portfolio manager decide which to purchase or sell.

The result of our approach during the recent six-month period was a portfolio of approximately 80 stocks representing a variety of industries.

What other factors influenced the fund's performance?

The fund benefited from an investment of approximately 13.5% of its assets in value-oriented technology stocks during the period, compared with approximately 6.6% for the Russell 1000 Value Index. Although many technology stocks suffered sharp declines in March and April 2000, the fund's value-oriented technology holdings preserved a significant percentage of the gains they had achieved earlier in the period.

Among the fund' s other holdings, we scored successes in the traditional value sectors of utilities, consumer cyclicals and basic materials. These gains were driven by the strong performance of a few individual companies. For example, in the basic materials sector strong demand and pricing leverage enabled one of our holdings to exceed earnings and revenue expectations, causing the stock price to rise.

The fund' s largest single area of investment was the financial sector, a group that is traditionally sensitive to interest rates. During the first four months of the reporting period, rising interest rates hurt the fund's investments. However, the sector rebounded in March and April as expectations rose that interest rates were nearing their peak. In addition, strong demand for technology-related initial public offerings (IPOs) benefited the financial
underwriters    in    which    the    fund    invested.


What has been the fund's recent strategy?

As of April 30, 2000, the fund remained invested in approximately 80 stocks diversified among a wide range of industrial sectors, including technology and financial services, as well as traditional value sectors, such as utilities, consumer cyclicals and basic materials.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2000. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

COMMON STOCKS--99.2%                                    Shares      Value ($)
--------------------------------------------------------------------------------

COMMERCIAL SERVICES--4.0%

Deluxe                                                   4,400         110,825

McGraw-Hill Cos.                                         1,000          52,500

True North Communications                                1,200          49,425

                                                                       212,750

CONSUMER DURABLES--2.9%

Eastman Kodak                                              800          44,750

Ford Motor                                                 500          27,344

General Motors                                             300          28,088

Whirlpool                                                  800          52,100

                                                                       152,282

CONSUMER NON-DURABLES--6.3%

Flowers Industries                                       6,100          93,025

Heinz (H.J.)                                             1,300          44,200

Nabisco Holdings, Cl. A                                  3,000         112,688

PepsiCo                                                  1,500          55,031

Philip Morris Cos.                                       1,300          28,438

                                                                       333,382

CONSUMER SERVICES--4.1%

Disney (Walt)                                            2,800         121,275

Infinity Broadcasting, Cl. A                             2,875  (a)     97,570

                                                                       218,845

ELECTRONIC TECHNOLOGY--7.6%

Boeing                                                     400          15,875

Compaq Computer                                          2,100          61,425

Dell Computer                                            1,700  (a)     85,213

Hewlett-Packard                                            200          27,000

Intel                                                      700          88,769

International Business Machines                            800          89,300

Motorola                                                   300          35,719

                                                                       403,301

ENERGY MINERALS--6.0%

BP Amoco, ADS                                            1,476          75,276

Chevron                                                    300          25,538

Exxon Mobil                                              1,980         153,821

Royal Dutch Petroleum (New York Shares)                    900          51,638

Texaco                                                     200           9,900

                                                                       316,173


COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

FINANCE--20.8%

American Express                                           200          30,013

American General                                           600          33,600

American International Group                               700          76,781

Bank of America                                            700          34,300

Bank of New York                                         1,400          57,487

Chase Manhattan                                            400          28,825

Citigroup                                                3,600         213,975

First Union                                              4,500         143,437

First Virginia Banks                                     1,600          58,400

FleetBoston Financial                                    2,900         102,769

Freddie Mac                                                400          18,375

Merrill Lynch                                              400          40,775

Morgan (J.P.) & Co.                                        400          51,350

Morgan Stanley Dean Witter & Co.                         1,800         138,150

Wachovia                                                   800          50,150

Wells Fargo                                                700          28,744

                                                                     1,107,131

HEALTH SERVICES--1.2%

Columbia/HCA Healthcare                                  2,200          62,562

HEALTH TECHNOLOGY--4.0%

Guidant                                                  1,000  (a)     57,375

Pharmacia                                                  895          44,694

Schering-Plough                                          1,500          60,469

Varian Medical Systems                                   1,300  (a)     52,000

                                                                       214,538

NON-ENERGY MINERALS--2.5%

Alcoa                                                      800          51,900

Louisiana-Pacific                                        6,200          82,925

                                                                       134,825

PROCESS INDUSTRIES--4.4%

Dow Chemical                                               100          11,300

Goodrich (B.F.)                                          3,700         117,937

Methanex                                                24,000  (a)     56,250

PPG Industries                                             500          27,187

Union Carbide                                              400          23,600

                                                                       236,274

                                                                       The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

PRODUCER MANUFACTURING--11.7%

Caterpillar                                                200           7,888

Emerson Electric                                         2,200         120,725

General Electric                                         1,000         157,250

Harsco                                                   1,900          56,406

Honeywell International                                    587          32,872

Minnesota Mining & Manufacturing                           900          77,850

Tyco International                                       1,200          55,125

Xerox                                                    4,200         111,037

                                                                       619,153

RETAIL TRADE--1.9%

Albertson's                                              1,600          52,100

May Department Stores                                    1,700          46,750

                                                                        98,850

TECHNOLOGY SERVICES--1.9%

Electronic Data Systems                                  1,500         103,125

UTILITIES--19.9%

AT&T                                                     2,200         102,712

AT&T--Liberty Media Group, Cl. A                         1,500  (a)     74,906

BCE                                                      1,000         114,750

Bell Atlantic                                              400          23,700

Duke Energy                                                400          23,000

Dynegy, Cl. A                                            2,400         157,050

Enron                                                      700          48,781

GTE                                                        600          40,650

MCI WorldCom                                             1,250  (a)     56,797

MCN Energy Group                                         4,500         112,219

Northern States Power                                    2,600          56,712

SBC Communications                                       1,474          64,580

Sprint (FON Group)                                         500          30,750

Texas Utilities                                          1,300          43,794

U S WEST                                                 1,500         106,781

                                                                     1,057,182

TOTAL COMMON STOCKS

   (cost $4,738,808)                                                 5,270,373


                                                     Principal

SHORT-TERM INVESTMENTS--1.1%                        Amount ($)       Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS;

5.60%, 7/13/2000

   (cost $56,352)                                      57,000          56,351
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $4,795,160)                    100.3%        5,326,724

LIABILITIES, LESS CASH AND RECEIVABLES                   (.3%)        (13,700)

NET ASSETS                                             100.0%        5,313,024

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  4,795,160    5,326,724

Cash                                                                        104

Dividends receivable                                                      3,361

Prepaid expenses                                                         12,058

                                                                      5,342,247
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             6,708

Accrued expenses                                                         22,515

                                                                         29,223
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,313,024
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       4,476,166

Accumulated undistributed investment income--net                          6,487

Accumulated net realized gain (loss) on investments                     298,807

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                531,564
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,313,024
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 322,263

NET ASSET VALUE, offering and redemption price per share ($)              16.49

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $71 foreign taxes withheld at source)            46,111

Interest                                                                 2,914

TOTAL INCOME                                                            49,025

EXPENSES:

Management fee--Note 3(a)                                               19,235

Registration fees                                                       11,031

Prospectus and shareholders' reports                                     7,901

Shareholder servicing costs--Note 3(b)                                   7,372

Auditing fees                                                            4,877

Custodian fees--Note 3(b)                                                3,026

Trustees' fees and expenses--Note 3(c)                                     260

Legal fees                                                                 122

Loan commitment fees--Note 2                                                31

Miscellaneous                                                            1,135

TOTAL EXPENSES                                                          54,990

Less--expense reimbursement from The Dreyfus Corporation due to
  undertaking--Note 3(a)                                              (22,900)

NET EXPENSES                                                            32,090

INVESTMENT INCOME--NET                                                  16,935
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                319,360

Net unrealized appreciation (depreciation) on investments            (107,749)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 211,611

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   228,546

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000         Year Ended
                                               (Unaudited)  October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             16,935              62,716

Net realized gain (loss) on investments           319,360             273,380

Net unrealized appreciation (depreciation)
   on investments                                (107,749)            110,299

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      228,546             446,395
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (15,857)             (62,584)

Net realized gain on investments                (285,596)            (407,514)

TOTAL DIVIDENDS                                 (301,453)            (470,098)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                     214,108             531,633

Dividends reinvested                              285,753             452,445

Cost of shares redeemed                         (170,113)            (370,190)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              329,748              613,888

TOTAL INCREASE (DECREASE) IN NET ASSETS          256,841              590,185
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,056,183            4,465,998

END OF PERIOD                                   5,313,024            5,056,183

Undistributed investment income--net                6,487                5,409
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        13,173               31,412

Shares issued for dividends reinvested             17,626               27,856

Shares redeemed                                  (10,560)             (21,921)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      20,239               37,347

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                               Six Months Ended
                                                                 April 30, 2000                     Year Ended October 31,
                                                                                       ---------------------------------------------
                                                                     (Unaudited)       1999         1998        1997      1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    16.74         16.87        17.28       13.89        12.50

Investment Operations:

Investment income--net                                                    .05(b)        .22(b)       .32         .32          .23

Net realized and unrealized
   gain (loss) on investments                                             .70          1.38          .87        3.67         1.38

Total from Investment Operations                                          .75          1.60         1.19        3.99         1.61

Distributions:

Dividends from investment income--net                                    (.05)         (.22)        (.31)       (.32)        (.22)

Dividends from net realized gain on investments                          (.95)        (1.51)       (1.29)       (.28)          --

Total Distributions                                                     (1.00)        (1.73)       (1.60)       (.60)        (.22)

Net asset value, end of period                                          16.49         16.74        16.87       17.28        13.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         4.71(c)       9.87         7.17       29.34        12.93(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .62(c)       1.25         1.25        1.27         1.08(c)

Ratio of net investment income
   to average net assets                                                  .33(c)       1.28         1.82        1.98         1.76(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                                .44(c)        .90          .84        1.36         1.05(c)

Portfolio Turnover Rate                                                 92.18(c)     159.61       168.02       80.43        98.84(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   5,313         5,056        4,466       4,314        2,858

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Equity Income Fund (the "fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to maximize current income. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., (" Mellon" ) which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22,
2000,    Premier   Mutual   Fund   Services,   Inc.   was   the   distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of April 30, 2000, APT Holdings Corporation, an indirect subsidiary of Mellon Financial Corporation, held 218,178 shares of the fund.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price
is    used    when    no    asked

price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S.
dollars    at    the    prevailing    rates    of    exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as
amended    (the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

" Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1999 through October 31, 2000 to reduce the management fee paid by, or reimburse such excess expenses of the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees, Shareholder Services Plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $22,900, during the period ended April 30, 2000.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2000, the fund was charged $6,412 pursuant to the Shareholder Services Plan, of which $1,458 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $593 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000, the fund was charged $3,026 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) During the period ended April 30, 2000, the fund incurred total brokerage commissions of $9,255, of which $1,187 was paid to Dreyfus Brokerage Services, a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $4,817,663 and $4,699,126, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2000, accumulated net unrealized appreciation on investments was $531,564, consisting of $638,815 gross unrealized appreciation and $107,251 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Note 5--Subsequent Event:

At a meeting of the fund's Board of Trustees held on May 3, 2000, the Board approved a proposal to liquidate the fund and distribute its assets pro rata to fund shareholders. The anticipated date of liquidation of the fund is June 30, 2000.


NOTES

                                                           For More Information

Dreyfus
Equity Income Fund
200 Park Avenue
New York, NY 10166

  Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

  Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

  Transfer Agent &
  Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

  Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   042SA004